EXHIBIT 1
                                                                       ---------

                                    AGREEMENT

         Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of Occupation Health + Rehabilitation Inc.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         Executed this 17th day of June, 1997.


                                     AXA U.S. GROWTH FUND, LLC

                                     By:  PAX V, LLC, its investment managing
                                             member

                                     By:  PAR SF, LLC, its managing member

                                            /s/ Thomas G. McKinley
                                     ---------------------------------
                                     By:  Thomas McKinley, a managing member


                                     PAX V, LLC

                                     By:  PAR SF, LLC, its managing member

                                            /s/ Thomas G. McKinley
                                     ---------------------------------
                                     By:  Thomas McKinley, a managing member


                                     U.S. GROWTH FUND PARTNERS, C.V.

                                     By:  PAR V  V.O.F., its investment general
                                             partner

                                     By:  PAR SF, LLC, its general partner

                                            /s/ Thomas G. McKinley
                                     ---------------------------------
                                     By:  Thomas McKinley, a managing member


                                     PAR V  V.O.F.

                                     By:  PAR SF, LLC, its general partner

                                            /s/ Thomas G. McKinley
                                     ---------------------------------
                                     By:  Thomas McKinley, a managing member













                                     DOUBLE BLACK DIAMOND II, LLC

                                            /s/ Thomas G. McKinley
                                     ---------------------------------
                                     By:  Thomas McKinley, a managing member


                                     ALMANORI LIMITED

                                            /s/ Thomas G. McKinley
                                     ---------------------------------
                                     By:  Thomas McKinley, Attorney-in-Fact


                                     PAR SF, LLC

                                            /s/ Thomas G. McKinley
                                     ---------------------------------
                                     By:  Thomas McKinley, a managing member


                                            /s/ Vincent Worms
                                     ---------------------------------
                                     Vincent Worms


                                            /s/ Thomas G. McKinley
                                     ---------------------------------
                                     Thomas McKinley


                                            /s/ Roland Van der Meer
                                     ---------------------------------
                                     Roland Van der Meer


                                            /s/ Randy Scherago
                                     ---------------------------------
                                     Randy Scherago